UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

            Date of Report (Date of Earliest Event Reported):
                                November 15, 1999

                            ADVANCED FINANCIAL, INC.
                          -----------------------------
          (Exact Name of Registrant as Specified in Its Charter)

           Delaware                  0-19485                   84-1069416
          ---------                 ---------                  -----------
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                          Identification Number)

                         911 Main, Kansas City, MO 64105
                      -------------------------------------
           (Address of Principal Executive Offices) (Zip Code)

                              (816) 842-0055
                              --------------
           (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
      (Former name or former address, if changed since last report)


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Item 2.       Acquisition or Disposition of Assets

      (a) On November 15, 1999, pursuant to the Asset Purchase Agreement dated November 15, 1999 between AIH Services, Inc.
           (AIH)  and  Cannon  Financial  Company  (CFC),  a wholly  owned subsidiary of the Registrant, CFC acquired certain assets owned by AIH. The assets were used by AIH in its business of collecting non-performing receivables on behalf of third parties, which business was conducted under the names of "AIH Receivable Management Services" and "AIH Early Recovery Services." CFC paid a cash purchase price of Two Hundred Ten Thousand dollars ($210,000.00) for the assets, of which One Hundred Five Thousand dollars ($105,000.00) was paid on November 15, 1999. An additional Fifty Two Thousand Five Hundred dollars ($52,500.00) will be paid on December 15, 1999 and the remaining Fifty Two Thousand Five Hundred dollars ($52,500.00) will be paid on March 31, 2000. The amount of the consideration paid for the assets was determined by arm's-length negotiation between the parties. The source of the funds used to purchase the AIH assets is a loan to CFC from the registrant's largest shareholder, Argus Investment Group, Inc. (Argus). Argus is controlled by Philip J. Holtgtraves, a director of the Registrant.

      (b) The assets acquired include furniture, fixtures, equipment, client lists, trade names and telephone numbers. These assets were used by AIH in its business of collecting non-performing receivables on behalf of third parties. CFC will continue such use of the assets.

Item 7. Financial Statements and Exhibits

      (a)  Financial Statements of Business Acquired

           The financial statements required to be filed pursuant to this Item 7(a) for the acquisition of AIH's assets are not included with this Current Report on Form 8-K and will be filed by amendment to this Form 8-K not later than 60 days after November 15, 1999.

      (b)  Pro Forma Financial Statements

           The pro forma financial statements required to be filed pursuant to this Item 7(b) for the acquisition of the assets of AIH are not included with this Current Report on Form 8-K and will be filed by amendment to this Form 8-K not later than 60 days after November 15, 1999.

      (c)  Exhibits

           2.1 Asset Purchase Agreement dated November 15, 1999 by and between AIH Services, Inc. ("Seller") and Cannon Financial Company ("Buyer").

SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ADVANCED FINANCIAL, INC.
                                         (registrant)



                                    /s/ William B. Morris
                                    ------------------------
                                    William B. Morris
                                    Senior Vice President
                                    and Secretary

Dated:     November 15, 1999